SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Pharmaceutical Product Development, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

To Be Held On:

May 18, 2011 at 10:00 a.m. EST

929 North Front Street, Wilmington, NC 28401

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials for this meeting and/or any future annual shareholder meetings, you must so request. There is no charge to you for requesting copies of proxy materials. To facilitate timely delivery of the proxy materials for this year’s annual meeting of shareholders, please make your request as instructed below before 5/4/11.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25511, to view the following materials:

• Proxy Statement
• Form of Proxy Card
• 2010 Annual Report to Shareholders
TO REQUEST MATERIAL AND SELECT A FUTURE DELIVERY PREFERENCE: TO VOTE:	TELEPHONE: 1-888-PROXY-NA (1-888-776-9962) in the United States or 1-718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on May 17, 2011.

IN PERSON: You may vote your shares in person by attending the annual meeting. Directions to the annual meeting are available in the proxy statement, which can be viewed at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25511.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

Matters to be acted on:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, A VOTE “FOR” PROPOSALS 2 AND 4, AND A VOTE OF “1 YEAR” FOR PROPOSAL 3.

1. ELECTION OF DIRECTORS: NOMINEES: Stuart Bondurant, M.D. Vaughn D. Bryson Fredric N. Eshelman, Pharm.D. Frederick Frank Robert A. Ingram Terry Magnuson, Ph.D. Ernest Mario, Ph.D. Ralph Snyderman, M.D.	2.	TO PROVIDE AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS A “SAY-ON-PAY” VOTE.
	3.	TO PROVIDE AN ADVISORY VOTE ON THE FREQUENCY OF “SAY-ON-PAY” VOTES.
	4.	TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.
	5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
Please note that you cannot use this notice to vote by mail.

These items of business are more fully described in the proxy statement. The record date for the annual meeting is March 17, 2011. Only shareholders of record at the close of business on that date may vote at the annual meeting or any adjournment thereof.